POLEN INTERNATIONAL DIVIDEND INCOME ETF (IDVZ)
a series of Elevation Series Trust
(the “Fund”)

Supplement dated October 5, 2026
to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated February 27, 2026

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI for the Fund and should be read in conjunction with the Prospectus and SAI.

IDVZ Purchase and Redemption Orders

Purchase and redemption orders for Creation Units of the Fund must be submitted by an Authorized Participant on the Business Day immediately preceding the Business Day on which the order is to be effected (i.e., T-1), by the applicable order cut-off time set forth in the Participant Agreement or applicable order form.

Any disclosure in the Prospectus or SAI regarding the timing for submission of purchase or redemption orders is superseded to the extent inconsistent with the foregoing. All other purchase and redemption procedures remain unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.